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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 13, 1996



                            THE TIMES MIRROR COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    DELAWARE                        1-13492                   95-4481525
(STATE OR OTHER             (COMMISSION FILE NUMBER)         (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NO.)
INCORPORATION)


           TIMES MIRROR SQUARE                            90053
         LOS ANGELES, CALIFORNIA                       (ZIP CODE)
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (213) 237-3700

                                      NONE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.    OTHER EVENTS.

     On August 28, 1995, the Times Mirror Company (the "Company") filed a Registration Statement on Form S-3 (No. 33-62165), as amended by Amendment No. 1 filed on September 27, 1995, Amendment No. 2 filed on February 26, 1996, and Amendment No. 3 filed on February 27, 1996, relating to the registration under the Securities Act of 1933, as amended (the "Securities Act"), of up to an initial aggregate offering price of $200 million of debt securities, preferred stock, common stock and warrants of the Company, which Registration Statement was declared effective on February 28, 1996.

     On March 13, 1996, the Company entered into an Underwriting Agreement (a copy of which is attached hereto as Exhibit 1.1) with Morgan Stanley & Co. Incorporated, as the representative of the several underwriters named in
Schedule I thereto (together, the "Underwriters"), pursuant to which the Company agreed to issue and sell and the Underwriters agreed, severally and not jointly, subject to certain conditions, to purchase 1,305,000 of the Company's 4-1/4% Premium Equity Participating Securities due March 15, 2001 (the "PEPS") at an initial public offering price of $39.25 per PEPS (the "Public Offering Price") less underwriting discounts and commissions. The Company also granted the Underwriters an option to purchase up to 195,000 additional PEPS at the Public Offering Price, less underwriting discounts and commissions, to cover over-allotments, if any. Such option is exercisable for 30 days from March 13, 1996.

     The issuance and sale of the PEPS were completed on March 19, 1996. The PEPS were issued pursuant to an Indenture dated as of March 19, 1996 between the Company and Citibank, N.A., as trustee (a copy of such Indenture is attached hereto as Exhibit 4.1).

     In connection with the issuance of the PEPS under the Indenture, the Company will deliver an Officers' Certificate (a copy of such Officers' Certificate and annexes thereto is attached hereto as Exhibit 4.2) setting forth the terms of the PEPS and certifying the resolutions duly adopted by the Board of Directors of the Company at a meeting held on March 7, 1996, authorizing the issuance of the PEPS.

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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

     The following exhibits are filed with this report on Form 8-K and as Exhibits to the Registration Statement:



        Exhibit No.     Description
        1.1             Underwriting Agreement dated March 13, 1996 between
                        the Company and Morgan Stanley & Co. Incorporated, as
                        representative of the several underwriters named in
                        Schedule I thereto.

        4.1 Indenture dated as of March 19, 1996 between the Company and Citibank, N.A., as trustee.

        4.2 Officers' Certificate dated as of March 19, 1996 establishing the terms of the PEPS and attaching the specimen certificate of PEPS and the specimen certificate of global PEPS.

        5 Opinion of Gibson, Dunn & Crutcher regarding the legality of the securities being issued.

        8 Opinion of Gibson, Dunn & Crutcher regarding certain tax matters.

        12              Computation of Ratio of Earnings to Fixed Charges and
                        Ratio of Earnings to Fixed Charges and Preferred Stock
                        Dividends.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE TIMES MIRROR COMPANY



Date:  March 19, 1996                By: /s/ O. Jean Williams
                                     ----------------------------------------
                                     O. Jean Williams
                                     Secretary and Associate General Counsel

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                                 EXHIBIT INDEX


EXHIBIT NUMBER          DESCRIPTION
--------------          -----------
1.1                     Underwriting Agreement dated March 13, 1996 between
                        the Company and Morgan Stanley & Co. Incorporated, as
                        representative of the several underwriters named in
                        Schedule I thereto.

4.1 Indenture dated as of March 19, 1996 between the Company and Citibank, N.A., as trustee.

4.2 Officers' Certificate dated as of March 19, 1996 establishing the terms of the PEPS and attaching the specimen certificate of PEPS and the specimen certificate of global PEPS.

5 Opinion of Gibson, Dunn & Crutcher regarding the legality of the securities being issued.

8 Opinion of Gibson, Dunn & Crutcher regarding certain tax matters.

12                      Computation of Ratio of Earnings to Fixed Charges and
                        Ratio of Earnings to Fixed Charges and Preferred
                        Stock Dividends.


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